UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor
31 Victoria Street
Hamilton HM 10 HM 10
Bermuda
(Address of principal executive offices, including zip Code)

Registrant’s telephone number, including area code: (441) 294-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the close of business on February 25, 2021, the record date for the Marvell Shareholder Meeting, there were 675,695,984 common shares, $0.002 par value per share, of Marvell outstanding and entitled to vote. A total of 535,597,437 common shares were voted virtually or by proxy, representing 79.26% of the common shares outstanding and entitled to vote, which constituted a quorum to conduct business at the Marvell Shareholder Meeting. The following are the final voting results on proposals considered and voted upon at the Marvell Shareholder Meeting, each of which is described in greater detail in Marvell’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 11, 2021.

1.

To approve the Marvell Bye-Law Amendment Proposal, an amendment to Marvell’s Fourth Amended and Restated Bye-Laws to reduce the shareholder vote required to approve a merger with any other company from the affirmative vote of 75% of the votes cast at a general meeting of the shareholders, the statutory default under Bermuda law, to a simple majority of the votes cast at a general meeting of the shareholders (in each case, provided a quorum is present at such general meeting of the shareholders):

For	Against	Abstain	Broker Non-Votes
533,698,481	1,356,745	542,211	0

2.

To approve (i) the Agreement and Plan of Merger and Reorganization, dated as of October 29, 2020, by and among Marvell, Marvell Technology, Inc. (f/k/a Maui HoldCo, Inc.), a Delaware corporation and a wholly owned subsidiary of Marvell (“MTI”), Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of MTI (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MTI (“Delaware Merger Sub”), and Inphi Corporation, a Delaware corporation (“Inphi”), pursuant to which (a) Bermuda Merger Sub will be merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of MTI, and (b) Delaware Merger Sub will be merged with and into Inphi, with Inphi continuing as a wholly owned subsidiary of MTI; (ii) the statutory merger agreement complying with the requirements of Section 105 of the Companies Act 1981 of Bermuda, as amended; and (iii) the Bermuda Merger (the “Marvell Merger Proposal”):

For	Against	Abstain	Broker Non-Votes
534,570,284	396,409	630,744	0

3.

To approve adjournments to the Marvell Shareholder Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Marvell Shareholder Meeting to approve the Marvell Bye-Law Amendment Proposal or the Marvell Merger Proposal:

For	Against	Abstain	Broker Non-Votes
462,472,079	72,429,279	696,079	0

Item 8.01 Other Events.

On April 15, 2021, Marvell issued a press release announcing that Marvell shareholders voted to approve the previously announced proposed acquisition of Inphi (NASDAQ: IPHI) at the Marvell Shareholder Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 15, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2021

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ JEAN HU
Jean Hu Chief Financial Officer